Yorktown Small Cap Fund a series of American Pension Investors Trust

Class A (YOVAX) | Class L (YOVLX) | Institutional Class (YOVIX)	SUMMARY PROSPECTUS
DATED May 31, 2025, AS REVISED ON JULY 9, 2025

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.yorktownfunds.com/all-fund-literature/. You may also obtain this information about the Fund at no cost by calling (888) 933-8274 or by sending an email request to info@yorktownfunds.com. The Fund’s full prospectus and Statement of Additional Information, each dated May 31, 2025, are incorporated by reference into this summary prospectus.

Investment Objective – The Fund seeks to achieve long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in one or more Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charge” Section on page 53 of the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
			Institutional
	Class A	Class L	Class
	YOVAX	YOVLX	YOVIX
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
			Institutional
	Class A	Class L	Class
	YOVAX	YOVLX	YOVIX
Management Fee	0.90%	0.90%	0.90%
Distribution/Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses(2)	0.93%	0.93%	0.93%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	2.09%	2.84%	1.84%
Fee Waivers and/or Expense Reimbursements(3)	(0.46)%	(0.46)%	(0.46)%
Total Annual Fund Operating Expenses(3),(4)	1.63%	2.38%	1.38%

The Yorktown Funds	1

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.25% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Ultimus Fund Distributors, LLC (the “Distributor”).

(2)	“Other Expenses” include 0.04% of interest expense.

(3)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2025, so that the Fund’s ratio of total annual operating expenses is limited to 1.60% for Class A Shares, 2.35% for Class L Shares, and 1.35% for Institutional Class Shares until at least May 31, 2026. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

(4)	Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same (taking into account the expense limitation agreement for the one-year period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (YOVAX) Shares:	$731	$1,150	$1,594	$2,822

	1 Year	3 Years	5 Years	10 Years
Class L (YOVLX) Shares:	$241	$837	$1,458	$3,133

	1 Year	3 Years	5 Years	10 Years
Institutional Class (YOVIX) Shares:	$140	$534	$953	$2,121

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in U.S. listed securities with market capitalization within the range of the targeted benchmark, the Russell 2000 Total Return Index. Under normal circumstances, the Fund invests at least 80% of its assets (plus the amount of any borrowings for investment purposes) in small cap companies. At any given time, the Fund may hold up to 15% of its assets in American Depositary Receipts (ADRs). Typically, the Fund invests in approximately 50-200 stocks that pass the Adviser’s stringent quantitative and fundamental criteria.

The Adviser believes that the Fund is best able to achieve long-term capital appreciation through investments in securities of a core group of businesses and to hold such securities for the long term. The Fund will invest in listed marketable securities, generally, but not exclusively, equity and equity related securities that are traded on U.S. exchanges.

In selecting securities for the Fund, the Adviser utilizes a quantitative fundamental approach combined with a robust risk/ reward assessment to consistently identify securities with asymmetrically favorable profiles, which it believes are inefficiently priced by the market relative to their potential upside.

Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses in buying securities. For example, the Adviser may sell a security if it deteriorates in its multi factor fundamental model, drops out of the top tier reward/risk ratio rankings, or is believed to have excess risk. The Adviser may also sell a security to reduce the Fund’s holding in that security, take advantage of more attractive investment opportunities, or to raise cash.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Small Company Risk. Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Small company securities may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Growth Investment Risk. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the Portfolio Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

Management Risk. The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results.

The Yorktown Funds	3

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1-year, 5-year and Since Inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Institutional Class Shares (YOVIX)

(for calendar years ending on December 31)

40%
30%
20%
10%
0%
-10%
-20%
-30%
9.00
-7.93
21.84
30.31
24.58
-25.18
14.19
6.01
2017
2018
2019
2020
2021
2022
2023
2024

During the period covered by the bar chart, Institutional Class Shares’ highest return for a quarter was 27.62% (quarter ended June 30, 2020) and the lowest return for a quarter was (26.45)% (quarter ended March 31, 2020). Institutional Class Shares’ year to date total return as of March 31, 2025 was (7.12)%.

Average Annual Total Returns
(for periods ending on December 31, 2024)

	One Year	Five Years	Since Inception 5/9/2016
Return Before Taxes - Institutional Class Shares (YOVIX)	6.01%	8.02%	9.34%
Return After-Taxes on Distributions(1)	6.01%	7.40%	8.39%
Return After-Taxes on Distributions and Sale of Fund Shares(1)	3.56%	6.29%	7.36%
MSCI ACWI Total Return Index(2)(3) (reflects no deduction for fee, expenses or taxes)	18.02%	10.58%	8.36%
FT Wilshire 5000 IndexSM(4)(5)	23.76%	14.11%	11.12%
Russell 2000 Total Return Index(6)(7)	11.54%	7.40%	9.80%
Russell 2000 Growth Total Return Index(8)(9)	15.15%	6.86%	10.25%

	One Year	Five Years	Since Inception 5/9/2016
Return Before Taxes - Class A Shares (YOVAX)	-0.38%	6.47%	8.34%

	One Year	Five Years	Since Inception 5/9/2016
Return Before Taxes - Class L Shares (YOVLX)	4.91%	6.94%	8.26%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Institutional Class Shares. After-tax returns for Class A and Class L Shares will vary.

(2)	Effective March 26, 2025, the Fund’s primary benchmark Index was changed from FT Wilshire 5000 Index℠ to MSCI ACWI Total Return Index.

(3)	The MSCI ACWI Total Return Index is a globally diversified market capitalization-weighted index that represents the performance of large- and mid-cap stocks across both developed and emerging markets. It is designed to capture approximately 85% of the global equity market capitalization. The “Total Return” aspect means it includes reinvested dividends.

(4)	The prior benchmark, FT Wilshire 5000 Index℠ is shown for regulatory purposes only and will not be used for comparison going forward as it does not meet new regulatory requirements.

(5)	The FT Wilshire 5000 Index℠ is a broad-based market capitalization-weighted index that seeks to capture 100% of the United States investible market.

(6)	The Russell 2000 Total Return Index tracks the performance of approximately 2,000 small-cap U.S. companies, including the reinvestment of dividends, offering a comprehensive view of this market segment’s performance.

(7)	The prior benchmark, Russell 2000 Total Return Index, is shown for regulatory purposes only and will not be used for comparison going forward as it does not meet new regulatory requirements.

(8)	The Russell 2000 Growth Total Return Index measures the performance of the small-cap growth segment of the U.S. equity market. It includes companies within the Russell 2000 that exhibit higher price-to-book ratios and higher predicted and historical growth rates. This index serves as a benchmark for investors looking to track the performance of small-cap growth stocks.

(9)	The prior benchmark, Russell 2000 Growth Total Return Index, is shown for regulatory purposes only and will not be used for comparison going forward as it does not meet new regulatory requirements.

The Yorktown Funds	5

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Manager – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since 2024. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2024. Brentz East, Securities Analyst, has acted as Portfolio Manager to the Fund since 2024.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. Investment minimums for the Institutional Share Class purchased in a Fee Based Account, through an advisor, are $1,000 minimum initial investment or $100 minimum investment on a monthly basis. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

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